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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): March 26, 1999

                           COLTEC INDUSTRIES INC
           (Exact name of registrant as specified in its charter)
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        Pennsylvania                    1-7568                13-1846375
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporation)                                  Identification Number)
                        ---------------------------


                             3 Coliseum Centre
                           2550 West Tyvola Road
                      Charlotte, North Carolina 28217)
            (Address of principal executive offices) (Zip code)


     Registrant's telephone number, including area code: (704) 423-7000

                                    N/A

       (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

          On March 26, 1999, Coltec Industries Inc ("Coltec") learned that Crane Co. ("Crane") filed a lawsuit in the U.S. District Court for the Northern District of Indiana against Coltec and The B.F.Goodrich Company ("B.F.Goodrich"). This lawsuit seeks to prevent the proposed merger transaction between Coltec and BFGoodrich on antitrust grounds. In addition, Crane has issued a public statement that it intends to seek to consolidate this lawsuit with a similar lawsuit previously described brought by AlliedSignal Inc. (the "AlliedSignal Litigation") in the same court. This is the second lawsuit brought by Crane seeking to prevent the proposed merger transaction between Coltec and B.F.Goodrich. As previously disclosed, the first lawsuit was brought on December 14, 1998 in the U.S. District Court for the Southern District of New York, alleging, among other things, that Coltec breached certain provisions of a confidentiality agreement between Coltec and Crane. A U.S. District Court judge dismissed this lawsuit on January 12, 1999, and the U.S. Court of Appeals for the Second Circuit affirmed the U.S. District Court decision on January 25, 1999. Coltec and BFGoodrich intend to vigorously defend this new lawsuit brought by Crane and all matters raised by the AlliedSignal Litigation; however, the outcome of these matters could delay or prevent the merger.

          In connection with this lawsuit, Coltec issued a press release on March 26, 1999, entitled "Coltec Responds to Crane's Latest Lawsuit", a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Financial Statements

                  None.

          (b) Pro Forma Financial Information

                  None.

          (c) Exhibits

                  Exhibit

                  99.1  Press Release dated March 26, 1999 of Coltec
                        Industries Inc


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLTEC INDUSTRIES INC
                                        (Registrant)


Date:  March 29, 1999                   By: /s/ Robert J. Tubbs
                                            ------------------------
                                            Robert J. Tubbs
                                            Executive Vice President, General
                                            Counsel and Secretary